SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 19, 2008
LEAP WIRELESS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29752	33-0811062

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
10307 Pacific Center Court
San Diego, California 92121
(Address of Principal Executive Offices)

(858) 882-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On June 19, 2008, Leap Wireless International, Inc. (“Leap”) issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”), regarding the proposed issuance by its wholly owned subsidiary, Cricket Communications, Inc. (“Cricket”), of senior notes due 2015 through a private placement to qualified institutional buyers pursuant to Rule 144A and Regulation S under the Securities Act. Leap issued a subsequent press release on June 19, 2008, announcing that Cricket had priced an offering of $300 million in aggregate principal amount of 10% senior notes due 2015, at an issue price of 100% of the principal amount.
     In accordance with Rule 135c(d) under the Securities Act, copies of the press releases are attached hereto as Exhibits 99.1 and 99.2.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Leap Wireless International, Inc., dated June 19, 2008

99.2	Press Release of Leap Wireless International, Inc., dated June 19, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.
Date: June 19, 2008	By	/s/ S. Douglas Hutcheson
		Name:	S. Douglas Hutcheson
		Title:	Chief Executive Officer, President and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Leap Wireless International, Inc., dated June 19, 2008

99.2	Press Release of Leap Wireless International, Inc., dated June 19, 2008